Exhibit 10.2

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

ALS BIOPHARMA AGREEMENT

THIS AGREEMENT (the “Agreement”) by and among ALS Biopharma, LLC, a Delaware limited liability company having a place of business at 3805 Old Easton Road, Doylestown, PA 18902 (“ALS”), Fox Chase Chemical Diversity Center Inc., a Delaware corporation having a place of business at 3805 Old Easton Road, Doylestown, PA 18902 (“FCCDC”) and Biohaven Pharmaceutical Holding Company, Ltd., a British Virgin Island company with a business office located at 234 Church Street, Suite 301, New Haven, Connecticut 06520 (“Biohaven”) is effective as of the date of final execution (“EFFECTIVE DATE”).

1.                   BACKGROUND

1.1                 FCCDC has been developing a series of riluzole-based pro-drugs and certain patent applications related thereto and any other patents or patent applications related to the subject matter of this Agreement together with any continuations, divisionals, and continuations-in-part, to the extent the claims of any such patent or patent application arc directed to the subject matter described in the patent applications, any reissues, re-examinations, or extensions thereof, or substitutes therefor; and the relevant international equivalents of any of the foregoing have been filed in the name of FCCDC alone listed on Appendix B hereto (collectively, the “SECONDARY PATENT RIGHTS”) or in conjunction with Rutgers University (“Rutgers”) hereinafter listed on Appendix A hereto (the “ORIGINAL PATENT RIGHTS” and together with the SECONDARY PATENT RIGHTS, the “PATENT RIGHTS”). If any patents or patent applications covering IMPROVEMENTS are created, they shall also become part of the PATENT RIGHTS.

1.2                 FCCDC has entered into (i) a License Agreement with ALS dated August 21, 2014 to allow ALS the right to exploit, utilize, develop and license the PATENT RIGHTS (the “ALS LICENSE”) and (ii) a Collaboration Agreement with Rutgers dated as of July 2013 related to riluzole pro-drugs for Melanoma and amyotrophic lateral sclerosis, allowing Rutgers to develop and exploit the ORIGINAL PATENT RIGHTS (the “COLLABORATION AGREEMENT”).

1.3                 Pursuant to the ALS LICENSE and COLLABORATION AGREEMENT, ALS has obtained the right from FCCDC and Rutgers to grant licenses, including exclusive licenses, for the ORIGINAL PATENT RIGHTS.

1.4                 ALS wishes to enter into this Agreement with Biohaven to further develop and commercialize the technology, compounds, and methods related to the PATENT RIGHTS, including the development of IMPROVEMENTS.

1.5                 Biohaven has indicated to both ALS and FCCDC that it needs to own the PATENT RIGHTS, including the IMPROVEMENTS, in order to help Biohaven better develop drugs, raise money and otherwise exploit the PATENT RIGHTS.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

1.6                 ALS and Biohaven desire to enter into a separate collaboration agreement regarding jointly exploring additional Indications for prodrugs of riluzole other than ALS, GAD and oncology, including jointly applying for non-dilutive research grant funding and jointly conducting the related research.

1.7                 ALS and FCCDC are willing to transfer pursuant to an ASSIGNMENT the PATENT RIGHTS, including any IMPROVEMENTS, to Biohaven, subject to the terms and conditions of this Agreement, and Biohaven is willing to accept such ASSIGNMENT, each on the terms and conditions set forth herein.

1.8                 In consideration of these statements and mutual promises, ALS, FCCDC and Biohaven agree to the terms of this Agreement,

2.                   DEFINITIONS

The following terms used in this Agreement shall be defined as set forth below:

2.1                 “AFFILIATE” shall mean, with respect to a party, any entity or person that directly or indirectly controls, is controlled by or is under common control with ALS, FCCDC or Biohaven. For purposes of this definition, “control” means possession of the power to direct the management of such entity or person, whether through ownership of more than fifty percent (50%) of voting securities, by contract or otherwise.

2.2                 “ASSIGNMENT” shall mean the assignment of PATENT RIGHTS and the assignment of any IMPROVEMENTS by ALS to Biohaven in the form of the assignment document attached hereto as Exhibit A hereto.

2.3                 “CLINICAL TRIAL” shall mean a PHASE I CLINICAL TRIAL, PHASE II CLINICAL TRIAL, PHASE III CLINICAL TRIAL, or a PIVOTAL TRIAL.

2.4                 “CONFIDENTIAL INFORMATION” shall mean all information disclosed by one party to the other during the negotiation of or under this Agreement in any manner, whether orally, visually or in tangible form, that relates to riluzole pro-drugs, the PATENT RIGHTS or the Agreement itself, unless such information is subject to an exception described in Article 8.2; provided, however, that CONFIDENTIAL INFORMATION that is disclosed in tangible form shall be marked “Confidential” at the time of disclosure or shall be of the type that a reasonable person would deem to be confidential and CONFIDENTIAL INFORMATION that is disclosed orally or visually shall be identified as confidential at the time of disclosure and subsequently reduced to writing, marked confidential and delivered to the other party within thirty (30) days of such disclosure. CONFIDENTIAL INFORMATION shall include, without limitation, materials, know-how and data, technical or non-technical, trade secrets, inventions, methods and processes, whether or not patentable. Notwithstanding any other provisions of this Article 4, CONFIDENTIAL INFORMATION of Biohaven that is subject to Article 8 of this Agreement is limited to information that Biohaven supplies

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

pursuant to Biohaven’s obligations under Articles 7 and 9 of this Agreement, unless otherwise mutually agreed to in writing by the parties.

2.5                 “EARNED ROYALTY” is defined in Article 6.1.

2.6                 “EFFECTIVE DATE” is defined in the introductory paragraph of this Agreement.

2.7                 “FDA” shall mean the U.S. Food and Drug Administration.

2.8                 “FIELD” shall mean the manufacturing, use, sale and/or marketing of therapeutics and related diagnostics for any INDICATION of the treatment of humans or animals.

2.9                 “IMPROVEMENT means any modification, enhancement, new formulation, new use, new indication or other improvement of any of the PATENT RIGHTS, PATENT METHOD or PATENT PRODUCT, provided that the manufacture, use, sale or import of such modification, enhancement or improvement, new use, new indication or improvement, if unlicensed, would fall within the scope of one or more claims of any of the PATENT RIGHTS. In addition, IMPROVEMENT shall include any data, information, discoveries, conceptions, ideas, inventions, innovations, improvements, enhancements, modifications, technological developments, processes, procedures, methods, techniques, systems, designs, protocols, formulae, formulations, molecules, compounds, compositions, specifications, trade secrets, know how, test results, studies, analyses, raw material sources, samples, production technology, results of research and development, programs and information and works of authorship, and all recordings, graphs, drawings, reports, analyses, and other documents and other information in any form whether or not specifically listed herein and whether or not patentable, copyrightable, or susceptible to any other forma legal protection, made or conceived or reduced to practice in connection with the Research Plan as set forth in Appendix C. For avoidance of doubt, all IMPROVEMENTS that constitute patents or patent applications shall be added to, and made a part of, the PATENT RIGHTS without further reference thereto. ALS and FCCDC covenant and agree that from time to time if requested by Biohaven, each and/or both will execute and deliver such further ASSIGNMENT documents as may be necessary or desirable to transfer such IMPROVEMENTS to Biohaven in a form substantially similar to Exhibit A attached hereto.

2.10          “IND” shall mean an investigational new drug application filed with the FDA prior to beginning clinical trials in humans in the United States or any comparable application filed with regulatory authorities in or for a country or group of countries other than the United States.

2.11          “INDICATION(S)” shall mean any disease, illness, mental condition or other malady of humans or animals. INDICATION shall specifically include treatment of amyotrophic lateral sclerosis, [* * *].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

2.12          “INITIATE” or “INITIATION” or “INITIATES” or any variant thereof shall mean, with respect to a CLINICAL TRIAL, the first dose of a PATENT PRODUCT administered to a human subject by or on behalf of Biohaven, LICENSEE, or any of their respective AFFILIATES.

2.13          “INSOLVENT” shall (i) have the meaning set forth in the United States Federal Bankruptcy Law, as amended from time to time, or (ii) mean that a party has commenced bankruptcy, reorganization, receivership or insolvency proceedings, or any other proceeding under any Federal, state or other law.

2.14          “LICENSEE” shall mean any third party licensed by Biohaven to make, have made, use, sell, have sold, import, export or practice any PATENT PRODUCT.

2.15          “LICENSEE INCOME” shall mean consideration in any form received by Biohaven or an AFFILIATE in connection with a grant to any LICENSEE or ASSIGNEE of a license, cross-license, option, or other right, license, privilege or immunity to make, have made, use, sell, have sold, distribute, practice, import or export PATENT PRODUCTS, but excluding consideration included within EARNED ROYALTIES. LICENSEE INCOME shall include, without limitation, any license signing fee, license maintenance fee, option fee or other payment pursuant to an option, unearned portion or any minimum royalty payment received by Biohaven, equity, distribution or joint marketing fee, research and development funding in excess of Biohaven’s cost of performing such research and development, and any consideration received for an equity interest in, extension of credit by or other investment in Biohaven to the extent such consideration exceeds the fair market value of the equity or other interest as determined by an independent appraiser mutually agreeable to the parties. LICENSEE INCOME shall also include any sale or extension of credit to Biohaven for less than fair market value, as determined by an independent appraiser. In case an extension of credit or loan to Biohaven by a third party is forgiven in whole or in part by the third party, such amount shall constitute LICENSEE INCOME.

2.16          “NDA” shall mean New Drug Application filed with the FDA.

2.17          “NET SALES” shall mean:

(a)                   gross invoice price received from the sale, lease or other transfer, practice or disposition of the PATENT PRODUCTS, or from services performed using or constituting PATENT PRODUCTS by Biohaven, LICENSEES or any of their respective AFFILIATES or ASSIGNEES to third parties, except as set forth in Article 2.17(b), less the following deductions, provided they actually pertain to the disposition of the PATENT PRODUCTS and are separately invoiced:

i.                                all discounts, credits and allowances on account of returns;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

ii.                             freight to customers and insurance on PATENT PRODUCTS paid by Biohaven;

iii.                          duties, taxes and other governmental charges levied on the sale, transportation, delivery or practice of PATENT PRODUCTS, but not including income taxes; and

iv.                         unpaid accounts or bad debt, provided that the foregoing shall not exceed [* * *] of the amounts invoiced in 2.16(a).

No deductions shall be made for any other costs or expenses, including but not limited to [* * *].

(b)                   Notwithstanding anything contained herein to the contrary, “NET SALES” shall not include the gross invoice price for PATENT PRODUCTS sold to, or services performed using PATENT PRODUCTS for, any AFFILIATE unless such AFFILIATE is an end-user of any PATENT PRODUCT, in which case such consideration shall be [* * *].

(c)                    There shall be no deductions, except as specified in this Article 2.17, made to [* * *].

(d)                   There shall be no deductions made to NET SALES for the purpose of [* * *].

2.18          “OBSERVER RIGHTS” shall mean the right to be admitted to all Board of Director meetings, except for compensation and/or executive session discussions.

2.19          “PATENT METHOD” shall mean any method, procedure, service or process the practice of which is claimed by a VALID CLAIM of a PATENT RIGHT, or which uses a PATENT PRODUCT of the type defined in the definition of PATENT PRODUCT.

2.20          “PATENT PRODUCT’ shall mean any product (including any drug candidate, chemical compound, formulation apparatus or kit) or component part thereof, if the manufacture, use, sale, import, export or practice thereof is claimed by a VALID CLAIM of the PATENT RIGHTS or any PATENT METHOD.

2.21          “PATENT RIGHTS” shall have the meaning set forth in Articles 1.1 and 2.9.

2.22          “PHASE I CLINICAL TRIAL” shall mean a human clinical trial constituting the initial introduction of an investigational new drug into humans, as defined in 21 C.F.R §312.21(a) and as practiced according to the standards of the pharmaceutical industry.

2.23          “PHASE II CLINICAL TRIAL” shall mean a human clinical trial conducted to evaluate the effectiveness of a drug for a particular INDICATION in patients with a disease and to determine the common short-term side effects and risks associated with the drug as

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

defined in 21 C.F.R §312.21(b) and as practiced according to the standards of the pharmaceutical industry.

2.24          “PHASE III CLINICAL TRIAL” shall mean expanded controlled and uncontrolled human clinical trials performed after PHASE II CLINICAL TRIAL(S) evidence suggesting effectiveness of an investigational new drug, as defined by 21 C.F.R §312.21(c), and as practiced according to the standards of the pharmaceutical industry for a Phase III clinical trial and prior to the filing of an NDA or comparable request for marketing approval.

2.25          “PIVOTAL TRIAL” shall mean a controlled human clinical trial to evaluate the safety and efficacy of a PATENT PRODUCT in which data are sufficient to form the basis for the filing of an NDA. A PIVOTAL TRIAL may not necessarily be a PHASE III CLINICAL TRIAL.

2.26          “PREEMPTIVE RIGHTS” shall mean the right of a PARTY to purchase shares of the COMPANY in any offering in proportion to its share or warrant holdings. If a warrant expires, terminates or is exercised, the PREEMPTIVE RIGHTS attached to such warrant expire as well.

2.27          “REASONABLE COMMERCIAL EFFORTS” shall mean documented efforts that are consistent with those utilized by companies of similar size and type that have successfully developed products and services similar to the PATENT PRODUCTS.

2.28          “TERM” is defined in Article 3.3.

2.29          “TERRITORY” shall mean worldwide.

2.30          “VALID CLAIM” shall mean a pending, issued or unexpired claim of the PATENT RIGHTS that has not been pending as a patent application for more than [* * *] years from the date of filing of the earliest priority application, so long as such claim shall not have been irrevocably abandoned or declared to be invalid in a final unappealable decision of a court or other authority or competent jurisdiction through no fault or cause of Biohaven; provided, however, that if a pending claim results in an issued patent after the period indicated in this Article 2.28, it shall thereafter again be a VALID CLAIM.

3.                   PATENT RIGHTS ASSIGNMENT AND TERM

3.1                 Subject to all the terms and conditions of this Agreement, and upon payment in full to ALS of the consideration described in Article 5.1(a), ALS and FCCDC shall make the ASSIGNMENT, and transfer and convey the PATENT RIGHTS to Biohaven, including the right to license the PATENT RIGHTS, pursuant to an Assignment of Patents and Patent Applications substantially in the form of Exhibit A attached hereto. For the avoidance of doubt, ALS and FCCDC shall assign to Biohaven the ORIGINAL PATENT RIGHTS it owns subject to the previously existing rights of Rutgers, and shall

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

assign to Biohaven their rights in the SECONDARY PATENT RIGHTS free and clear of any claim or encumbrance. ALS and FCCDC shall assign and transfer and convey the IMPROVEMENTS to Biohaven, using a form substantially like the ASSIGNMENT, and when the IMPROVEMENTS are created, free and clear of any claim or encumbrance.

3.2                 To the extent that any invention included within the PATENT RIGHTS has been funded in whole or in part by the United States government, the United States government retains certain rights in such invention as set forth in 35 U.S.C. §200-212 and all regulations promulgated thereunder, as amended, and any successor statutes and regulations (the “FEDERAL PATENT POLICY”). Biohaven acknowledges and shall comply with all aspects of the FEDERAL PATENT POLICY applicable to the PATENT RIGHTS, including the obligation that PATENT PRODUCTS used or sold in the United States be manufactured substantially in the United States. Nothing contained in this Agreement obligates or shall obligate ALS or FCCDC to take any action that would conflict in any respect with its past, current or future obligations to the United States Government under the FEDERAL PATENT POLICY with respect to the PATENT RIGHTS.

3.3                 Unless terminated earlier as provided in Article 12, the term of this Agreement (the “TERM”) shall commence on the EFFECTIVE DATE, and shall expire on a country-by-country basis, on the date on which the last of the VALID CLAIMS of the PATENT RIGHTS in such country expires, lapses or is declared to be invalid by a non-appealable decision of a court or other authority of competent jurisdiction.

3.4                 Nothing in this Agreement shall be construed to grant or assign by implication, estoppel or otherwise any licenses or rights under any other patents of any party other than the PATENT RIGHTS. Except as expressly provided in this Agreement, under no circumstances will a party, as a result of this Agreement, obtain any interest in or any other right to any technology, know-how, patents, patent applications, materials or other intellectual or proprietary property of any other party.

3.5                 In the event that Biohaven affirmatively abandons the making, having made, using, selling, having sold, development, exploitation, licensing, researching, exporting or importing of all PATENTED PRODUCTS covered by one or more claims of any patent or patent application in the PATENT RIGHTS for PATENT PRODUCTS, Biohaven agrees to reassign to ALS all of its ownership interest in the applicable patent and/or patent application to ALS. Should Biohaven cease operation (other than by sale, merger or consolidation with another entity) and is not prohibited by contract law (including any applicable bankruptcy law) or otherwise from transferring the PATENT RIGHTS’ to ALS, Biohaven shall do so. All costs and expenses of such reassignment shall be borne by ALS.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

4.                   DUE DILIGENCE

4.1                 Biohaven shall use all REASONABLE COMMERCIAL EFFORTS to diligently commercialize and develop markets for the PATENT PRODUCTS.

4.2                 Biohaven shall immediately send ALS a notice of reversion if at any time Biohaven abandons or suspends its research, development or marketing of all the PATENT PRODUCTS, or its intent to research, develop and market PATENT PRODUCTS.

4.3                 Biohaven agrees that ALS shall be entitled to a license back with respect to any such PATENT RIGHTS as Biohaven may choose from time to time not to pursue or exploit at present or in the future, as Biohaven determines in its sole discretion. ALS shall pay all costs and expenses associated with any such license of PATENT RIGHTS.

5.                   PAYMENTS AND MILESTONES

5.1                 Initial Payments.

(a)                   In exchange for the Assignment of Patents and Patent Applications set forth in Section 3.1 hereof, Biohaven shall pay to ALS the sum of One Million Dollars ($1,000,000.00) within Ten (10) Days of the EFFECTIVE DATE.

(b)                   Biohaven shall pay an additional One and One Half Million Dollars ($1,500,000) to ALS in three equal installments over eighteen (18) months from the EFFECTIVE DATE as funding for research by ALS upon a mutually agreed upon research budget and scheduling for the sole purpose of research related to riluzole prodrugs or their analogs and uses thereof as agreed to by Biohaven (the “Research Plan”). The parties shall endeavor to complete an agreed upon Research Plan within [* * *]-days of the EFFECTIVE DATE and shall be appended to this Agreement as Appendix C when complete.

(c)                    ALS shall make all payments to FCCDC required under the Original ALS LICENSE from the amounts paid to ALS by Biohaven pursuant to this Section

5.2                 Milestones and other Consideration

(a)                   Biohaven shall pay to ALS the sum of [* * *] Dollars ($[* * *]) within [* * *] days of [* * *].

(b)                   Biohaven shall pay ALS the sum of [* * *] Dollars ($[* * *]) within [* * *] days of [* * *].

(c)                    Promptly after the EFFECTIVE DATE (but in no event more than forty-five (45) business days thereafter), Biohaven shall grant to ALS one Hundred (100) Shares of its common shares. In addition, promptly after the EFFECTIVE DATE (but in no event more than forty-five (45) business days thereafter), ALS shall receive 550 warrants for Biohaven stock that vest immediately with a strike price of $2800 and 650 additional warrants of Biohaven stock that vest upon the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

filing of the first IND for a PATENT PRODUCT with a strike price of $2800. A form of the warrant is attached in Appendix D.

(d)                   As a condition to the foregoing, ALS agrees to become a party to the Biohaven Stockholder Agreement dated as of January 6, 2014, as amended from time to time. ALS will receive OBSERVER RIGHTS upon the filing of the first IND for a PATENT PRODUCT. The warrants granted to ALS will also have PREEMPTION RIGHTS.

(e)                    Any of the payments in this Section 5.2 shall be payable in cash, or, upon the mutual agreement of ALS and Biohaven, some or all of any such payment may be made to ALS in equity of Biohaven, its successors or assigns, with the valuation of such equity to be based on the last round of financing, if Biohaven (or its successors or assigns) is a private company, or at the public stock price, if Biohaven (or its successors or assigns) is a public company on the date that such payment is accrued.

(f)                     During the TERM while Biohaven remains a private company, ALS shall be granted the opportunity to participate in equity offerings of Biohaven as other current shareholders of Biohaven are offered, upon the same terms and conditions (including valuation) as such other shareholders in such equity offering.

5.3                 Neither the consideration set forth in Article 5.1 nor the milestone royalty of Article 5.2 shall be credited against EARNED ROYALTIES payable under Article 6.1.

6.                   EARNED ROYALTIES

6.1                 During the TERM of this Agreement, Biohaven and its AFFILIATES, LICENSEES and ASSIGNS shall pay to ALS an earned royalty on worldwide annual cumulative NET SALES of PATENT PRODUCTS with a VALID CLAIM as follows: (a) for any [* * *] Indication at a rate of [* * *] percent ([* * *]%) per annum; (b) for an [* * *] Indication at a rate of [* * *] percent ([* * *]%) per annum; and (c) for all Indications other that as set forth in (i) and (ii) hereof, at a rate of [* * *] percent ([* * *]%) per annum (“EARNED ROYALTIES”).

Biohaven shall pay all EARNED ROYALTIES accruing to ALS on a quarterly basis within [* * *] days of the end of each quarter during the TERM beginning in the first year in which NET SALES occur.

6.2                 All EARNED ROYALTIES and other payments due under this Agreement shall be paid to ALS in United States Dollars. In the event that conversion from foreign currency is required in calculating a payment under this Agreement, the exchange rate used shall be the Interbank rate quoted by Citibank at the time the payment is due. If overdue, any EARNED ROYALTIES, milestones or any other payments due under this Agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

shall bear interest until payment in full at a per annum rate of [* * *] percent ([* * *]%) above the prime rate in effect at Citibank on the due date.

6.3                 In the event that Biohaven is required to pay THIRD PARTY ROYALTIES (as defined below), then Biohaven may deduct an amount equal to [* * *] percent ([* * *]%) of any THIRD PARTY ROYALTIES actually paid by Biohaven from any EARNED ROYALTY amounts due to ALS hereunder; provided, however, that in no event shall the EARNED ROYALTIES under this Article 6.3 otherwise due to ALS be less than [* * *] percent ([* * *]%) of the EARNED ROYALTIES that would be payable to ALS absent the effects of this Article 6.3. “THIRD PARTY ROYALTIES” shall mean royalties actually paid by Biohaven to a third party pursuant to one or more agreements entered into by Biohaven to license patents that otherwise would be infringed by Biohaven, its AFFILIATES, LICENSEES or ASSIGNEES due to the manufacture, use or sale in the TERRITORY of the PATENT PRODUCT, such obligation to pay THIRD PARTY ROYALTIES to be determined on a country-by-country or territory-by-territory basis for each PATENT PRODUCT. Notwithstanding the foregoing, this Section 6.3 shall not apply to either (1) [* * *]; or (2) [* * *].

7.                   LICENSES

7.1                 Biohaven, its AFFILIATES, LICENSEES or ASSIGNEES shall pay the EARNED ROYALTY to ALS or its assignee on NET SALES received by Biohaven, its AFFILIATES, LICENSEES or ASSIGNEES from the PATENT RIGHTS based on Article 6 above, regardless of the royalty rates payable by LICENSEES to Biohaven under a separate license agreement.

7.2                 Biohaven agrees that it has sole responsibility to promptly:

(a)                   provide ALS with a copy of any amendments to licenses granted by Biohaven related to the PATENT RIGHTS and to notify ALS of termination of any such license; and

(b)                   deliver copies to ALS of all reports provided to Biohaven by LICENSEES. Such reports from LICENSEES shall include the information required to be provided by Biohaven hereunder.

7.3                 ALS acknowledges that it has no interest or claim in any LICENSEE INCOME, but only is due EARNED ROYALTIES related to any LICENSEE or ASSIGNEE use of the PATENT RIGHTS as provided in Article 6 above.

7.4                 Subject to the terms of this Agreement, Biohaven hereby grants to ALS a nonexclusive license for the Patent Rights without the right to transfer assign or sublicense, for the sole purpose of conducting research for the Research Plan.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

7.5                 Subject to the terms of this Agreement, ALS hereby grants to Biohaven a nonexclusive license to any and all trade secrets and know-how ALS has that are related to, necessary or useful to practice the Patent Rights for the purpose of using, making, manufacturing, selling and promoting Licensed Products in the Territory.

8.                   CONFIDENTIALITY AND PUBLICITY

8.1                 Subject to the parties’ rights and obligations pursuant to this Agreement, ALS and Biohaven agree that during the TERM and for [* * *] years thereafter, each of them:

(a)                   will keep confidential and will cause their AFFILIATES and, in the case of Biohaven, its LICENSEES, to keep confidential, CONFIDENTIAL INFORMATION disclosed to it by the other party, by taking whatever action the party receiving the CONFIDENTIAL INFORMATION would take to preserve the confidentiality of its own CONFIDENTIAL INFORMATION, which in no event shall be less than reasonable care; and

(b)                   will only disclose that part of the other’s CONFIDENTIAL INFORMATION to its officers, employees or agents (including, without limitation, advisors such as its attorneys and accountants) (collectively, “REPRESENTATIVES”)who are advised of its confidential nature, who agree to keep such confidential and who need to know such CONFIDENTIAL INFORMATION for purposes of carrying out its rights and responsibilities under this Agreement, except that Biohaven may disclose Confidential Information to its investors. potential investors, banks, AFFILIATES, LICENSEES, ASSIGNEES and advisors; and

(c)                    will not use the other party’s CONFIDENTIAL INFORMATION other than as expressly permitted by this Agreement or disclose the other’s CONFIDENTIAL INFORMATION to any third parties (other than to its REPRESENTATIVES under requirements of confidentiality) under any circumstance without advance written permission from the other party; and

(d)                   will be responsible for any breach by this Article 8 by its REPRESENTATIVES as if such REPRESENTATIVES were party hereto; and

(e)                    will, within [* * *] days of termination of this Agreement, destroy or return all the CONFIDENTIAL INFORMATION disclosed to it by the other party pursuant to this Agreement except for one copy which may be retained by the recipient for monitoring compliance with this Article 8 and any surviving clauses.

8.2                 The obligations of confidentiality described above shall not pertain to that part of the CONFIDENTIAL INFORMATION that:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(a)                   is shown to have been known to or developed by the recipient prior to the disclosure by the disclosing party; or

(b)                   is at the time of disclosure or has become thereafter publicly known through no fault or omission attributable to the recipient; or

(c)                    is rightfully given to the recipient from sources independent of the disclosing party; or

(d)                   is independently developed by the receiving party without use of or reference to the CONFIDENTIAL INFORMATION of the other party; or

(e)                    is required to be disclosed by law in the opinion of recipient’s attorney, but only after the disclosing party is, to the extent legally permissible, given prompt written notice and an opportunity to seek a protective order.

8.3                 The financial terms of this Agreement constitute CONFIDENTIAL INFORMATION of each party.

8.4                 Covenant Not to Compete.  (a) Each of ALS, FCCDC and Allen Reitz (individually a “POTENTIAL COMPETITOR” and collectively the “POTENTIAL COMPETITORS”) hereby agrees that for a period of [* * *] years, such POTENTIAL COMPETITOR will not, singly, jointly, or as an employee, agent or partner of any partnership or as an officer, agent, employee, director, stockholder (except of not more than one percent (1%) of the outstanding stock of any company listed on a national securities exchange or actively traded in the over-the-counter market) or investor in any other corporation or entity, or as a consultant, advisor, or independent contractor to any such partnership, corporation or entity, or in any other capacity, directly, indirectly or beneficially, (i) own, manage, operate, join, control, or participate in the ownership, management, operation, or control of, or work for (as an employee, agent, consultant, advisor or independent contractor), or permit the use of his name by, or provide financial or other assistance to, any person, partnership, corporation, or entity which is in direct or indirect competition anywhere in Europe, the United States or Canada (the “PROTECTED TERRITORY”) with Biohaven’s sale of prodrugs of riluzole or PATENTED PRODUCTS, including, but not limited to, the business of designing, manufacturing, marketing, and selling PATENTED PRODUCTS, riluzole prodrugs or their analogs, [* * *] ; (ii) induce or attempt to induce any employee of Biohaven who, on the date hereof or at any time during the period covered by this restrictive covenant is an employee of Biohaven, to terminate his or her employment with Biohaven; provided, that this prohibition shall not apply to solicitations made to the public or the industry generally or employing any person who responds to such general solicitation, and that no POTENTIAL COMPETITOR shall be prohibited from employing any such person who contacts such POTENTIAL COMPETITOR on his or own initiative without any prohibited solicitation, or (iii) induce or attempt to induce any person, business, or entity which is a supplier, dealer, wholesaler, retailer, distributor or

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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customer of Biohaven or which otherwise is a contracting party with Biohaven, as of the date hereof or at any time during the period covered by this restrictive covenant, to terminate or modify in any way adverse to the interests of Biohaven, any written or oral agreement or understanding with Biohaven. Biohaven and each POTENTIAL COMPETITOR agree that the covenants set forth in this Section 8.4 have been negotiated with advice of counsel in the course of the sale of the PATENT RIGHTS, from which sale each POTENTIAL COMPETITOR shall receive substantial economic benefit, and therefore Biohaven and each POTENTIAL COMPETITOR agree that these covenants shall be enforced to the fullest extent permitted by law. Accordingly; if in any judicial or similar proceeding a court or any similar judicial body shall determine that such covenant is unenforceable because it covers too extensive a geographical area or survives too long a period of time, or for any other reason, then the parties intend that such covenant shall be deemed to cover only such maximum geographical area and maximum period of time and shall otherwise be deemed to be limited in such manner as will permit enforceability by such court or similar body.

8.5                 Specific Performance. Each POTENTIAL COMPETITOR agrees that any breach by it or him of the provisions of Section 8.4 above may cause irreparable damage to Biohaven and that the recovery by Biohaven of money damages may not constitute an adequate remedy for such breach. Accordingly, each POTENTIAL COMPETITOR agrees that the provisions of Sections 8.4 above may be specifically enforced against him or it in addition to any other rights or remedies available to Biohaven on account of any such breach, and each Potential Competitor expressly waives the defense in any equitable proceeding that there is an adequate remedy at law for any such breach.

9.                   REPORTS, RECORDS AND INSPECTIONS

9.1                 Biohaven, its AFFILIATES and ASSIGNS shall, within [* * *] days after its accounting firm delivers the annual financials for the applicable calendar year in which NET SALES are calculated, provide ALS with a written report detailing the NET SALES and uses, if any, made by Biohaven, its LICENSEES and AFFILIATES of PATENT PRODUCTS during the preceding calendar quarter and calculating the payments due pursuant to Article 6. NET SALES of PATENT PRODUCTS shall be deemed to have occurred on the date of invoice for such PATENT PRODUCTS. Each such report shall be certified and signed by an officer of Biohaven (or the officer’s designee), and must include:

(a)                   the number or amount, as appropriate, of PATENT PRODUCTS manufactured, sold, practiced, leased or otherwise transferred or disposed of by Biohaven, LICENSEES and AFFILIATES;

(b)                   a calculation of NET SALES for the applicable reporting period in each country, including the gross invoice prices charged for the PATENT PRODUCTS and any permitted deductions made, pursuant to Article 2.17 and/or Article 6.3;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(c)                    a calculation of total EARNED ROYALTIES or other payment due, including any exchange rates used for conversion; and

(d)                   names and addresses of all LICENSEES.

9.2                 Biohaven, its AFFILIATES and its LICENSEES shall keep and maintain complete and accurate records and books containing an accurate accounting of all data in sufficient detail to enable verification of EARNED ROYALTIES and other payments under this Agreement. Biohaven shall preserve such books and records for [* * *]years after the calendar year to which they pertain. Such books and records shall be open to inspection by ALS or an independent certified public accountant selected by ALS, at ALS’s expense, no more frequently than [* * *] per fiscal quarter, during normal business hours upon [* * *] days’ prior written notice, for the purpose of verifying the accuracy of the reports and computations rendered by Biohaven. In the event Biohaven underpaid the amounts due to ALS with respect to the audited period by more than [* * *] percent ([* * *]%), Biohaven shall pay the reasonable cost of such examination, together with the deficiency not previously paid and interest from the due date of such payment within [* * *] days of receiving notice thereof from ALS.

10.            PATENT PROTECTION

10.1          After the EFFECTIVE DATE, Biohaven shall be responsible for any and all present and future on-going costs of filing, prosecution and maintenance of the PATENT RIGHTS. Upon the EFFECTIVE DATE, any and all such United States and foreign territory patent applications, and resulting issued patents shall become the property of Biohaven.

10.2          After the EFFECTIVE DATE, Biohaven shall be responsible for present and future ongoing costs and strategies of filing, prosecution and maintenance of all foreign patent applications, and patents contained in the PATENT RIGHTS in the countries outside the United States in the TERRITORY.

10.3          If Biohaven does not intend to pay the expenses of filing, prosecuting or maintaining a given patent application or a given patent in any country including the United States, or fails to pay the expenses of filing, prosecuting or maintaining a given patent application or patent in the United States, then Biohaven shall give ALS prompt written notice of such abandonment pursuant to Section 4.3 hereof unless it determines in good faith that such would not be in its best interest.

10.4          The costs mentioned in Articles 10.2 and 10.3 shall include, but are not limited to, any present and future taxes, annuities, working fees, maintenance fees, renewal and extension charges. ALS shall use its REASONABLE COMMERCIAL EFFORTS to provide Biohaven with a schedule of proposed patent filings, including jurisdictions and instruct patent counsel to provide fee estimates for review by Biohaven.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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10.5          All patent applications under the PATENT RIGHTS shall be prepared, prosecuted, filed and maintained by patent counsel chosen by Biohaven. Biohaven shall instruct patent counsel to keep ALS, FCCDC and Biohaven fully informed of the progress of all patent applications and patents, and to give ALS, FCCDC and Biohaven reasonable opportunity to comment on the type and scope of useful claims and the nature of supporting disclosures. ALS shall have no liability to Biohaven for damages; whether direct, indirect or incidental, consequential or otherwise, allegedly arising from its good faith decisions, actions and omissions in connection with such prosecution.

10.6          Biohaven shall mark, and shall require its AFFILIATES and LICENSEES to mark, all PATENT PRODUCTS that are tangible products, with the numbers of all patents included in PATENT RIGHTS that cover the PATENT PRODUCTS. Without limiting the foregoing, all PATENT PRODUCTS shall be marked in such a manner as to conform with the patent marking notices required by the law of any country where such PATENT PRODUCTS are made, sold, used or shipped, including, but not limited to, the applicable patent laws of that country.

11.            INFRINGEMENT AND LITIGATION

11.1          Each party shall promptly notify the other in writing in the event that it obtains knowledge of infringing activity by third parties, or it is sued or threatened with an infringement suit, in any country in the TERRITORY, as a result of activities that concern the PATENT RIGHTS, and shall supply the other party with documentation of the infringing activities that it possesses.

11.2          During the TERM of this Agreement:

(a)                   Biohaven shall have the first right to defend the PATENT RIGHTS against infringement or interference by third parties. This right includes bringing any legal action for infringement and defending any counter claim of invalidity or action of a third party for declaratory judgment for non-infringement or non-interference. If, in the reasonable opinion of Biohaven’s counsel, ALS and/or FCCDC is required to be a named party to any such suit for standing purposes, Biohaven may join ALS and/or FCCDC as a party; provided, however, that Biohaven shall keep ALS and FCCDC reasonably apprised of all developments in any such action. Biohaven may settle such suits solely in its own name and moiety at its own expense and through counsel of its own selection; provided further, that to the extent that ALS believes that the EARNED ROYALTIES payable to ALS hereunder were reduced by such infringement, ALS shall be permitted to join any suit brought by Biohaven at ALS’ own cost and expense, and in such event seek compensation from such third party for its proportional share of any EARNED ROYALTIES determined by the court to be lost because of such infringement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(b)                   In the event Biohaven is permanently enjoined from exercising its rights under the PATENT RIGHTS pursuant to an infringement action brought by a third party, or if both Biohaven and ALS elect not to undertake the defense or settlement of a suit alleging infringement for a period of [* * *] months from notice of such suit, then either party shall have the right to terminate this Agreement in the country where the suit was filed with respect to the PATENT RIGHTS following [* * *] days’ written notice to the other party in accordance with the terms of Article 14.1.

12.            TERMINATION

12.1          ALS shall have the right to terminate this Agreement or its applicability to one or more countries within the Territory upon [* * *] day’s prior written notice to Biohaven (such notice, a “TERMINATION NOTICE”) in the event Biohaven:

(a)                   fails to make any undisputed payment due and payable pursuant to this Agreement within the [* * *] day period after receipt of written notice a TERMINATION NOTICE from ALS; or

(b)                   commits a material breach of any other material provision of this Agreement which is not cured (if capable of being cured) or if such breach is not capable of being cured within [* * *] day period after receipt of a TERMINATION NOTICE from ALS; or

(c)                    as contemplated by Section 11.2(b) as to one or more countries within the Territory.

12.2          This Agreement shall terminate automatically in the event Biohaven shall cease to carry on its business or becomes INSOLVENT, or a petition in bankruptcy is filed against Biohaven and is consented to, acquiesced in or remains undismissed for [* * *] days, or Biohaven makes a general assignment for the benefit of creditors, or a receiver is appointed for Biohaven.

12.3          Biohaven shall have the right to terminate this Agreement or its applicability to one or more countries within the Territory upon [* * *] days’ prior written notice to ALS:

(a)                   in the event ALS commits a material breach of any of the provisions of this Agreement and such breach is not cured (if capable of being cured) within the [* * *] day period after receipt of written notice thereof from Biohaven, or upon receipt of such notice if such breach is not capable of being cured; or

(b)                   as to a specific country if no VALID CLAIMS exist in such country; or

(c)                    as contemplated by Section 11.2(b) as to one or more countries within the Territory.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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12.4          Upon termination of this Agreement or the partial termination of this Agreement in a specific country or countries, for any reason, the following shall occur:

(a)                   if the Agreement is terminated as to a specific country, no further EARNED ROYALTIES are due from PATENT PRODUCT sales within the applicable country or countries;

(b)                   if the Agreement is terminated in total because no VALID CLAIM exists for a PATENT PRODUCT, no additional EARNED ROYALTIES are due or payable.

(c)                    no additional reports specified under Article 4 or 9 shall be required as to a terminated country or countries (other than any reports relating to the period prior to such termination); and

(d)                   all undisputed payments incurred up to and including the effective date of termination shall be due and payable to ALS.

12.5          Termination of this Agreement shall not affect any rights or obligations accrued prior to the effective date of such termination, and specifically Biohaven’s obligation to pay all EARNED ROYALTIES and other payments specified by Article 4 and Article 6. In particular, but without limitation, the following provisions shall survive any termination: Article 8, the preservation and inspection obligations of Article 9, Article 12, this Article 12.5, Article 13.6, Article 13.8, Article 14, Article 6, Article 15.1, and Article 16. The parties agree that claims giving rise to indemnification may arise after the TERM or termination of the Agreement.

12.6          The rights provided in this Article 12 shall be in addition and without prejudice to any other rights, whether at law or in equity, which the parties may have with respect to any default or breach of the provisions of this Agreement.

12.7          Waiver by either party of one or more defaults or breaches shall not deprive such party of the right to terminate because of any subsequent default or breach.

13.            INDEMNIFICATION; INSURANCE; WARRANTIES AND COVENANTS

13.1          Biohaven shall indemnify, defend and hold harmless ALS and its officers, directors, employees (including, without limitation, Allen Reitz), and agents (collectively, “ALS INDEMNITEES’’), from and against any claim, liability, cost, expense, damage, deficiency, less, or obligation, of .any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “CLAIMS”), based upon, arising out of or otherwise relating to this Agreement, including, without limitation, any cause of action relating to product liability, or any theory of liability (including without limitation tort, warranty; or strict liability) or the death, personal injury, or illness of any person or out of damage to any property related

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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in any way to the PATENT RIGHTS granted under this Agreement; or resulting from the production, manufacture, sale, use, lease, or other disposition or consumption or advertisement of the LICENSED PRODUCTS by Biohaven, its AFFILIATES, LICENSEES or any other transferees; or in connection with any Statement, representation or warranty of Biohaven, its AFFILIATES, LICENSEES or any other transferees with respect: to the PATENT PRODUCTS. Biohaven shall not settle or compromise the CLAIM without the prior written. consent of ALS, such consent not to be unreasonably withheld or delayed. Without limiting the foregoing, ALS may withhold its consent to any settlement or compromise that would in any manner constitute or incorporate an admission by ALS or require ALS to take or refrain from taking any action.

13.2          ALS shall indemnify, defend and hold harmless Biohaven and its officers, directors, employees, and agents (collectively, “BIOHAVEN INDEMNITEES”), from and against any CLAIMS, based upon, arising out of or otherwise relating to this Agreement, e’ the PATENT RIGHTS transferred under this Agreement; or in connection with any statement, representation or warranty of ALS or its AFFILIATES with respect to the PATENT PRODUCTS. ALS shall not settle or compromise the CLAIM without the prior written consent of Biohaven, such consent not to be unreasonably withheld or delayed. Without limiting the foregoing, Biohaven may withhold its consent to any settlement or compromise that would in any manner constitute or incorporate an admission by Biohaven or require Biohaven to take or refrain from taking any action.

13.3          Representations and Warranties or ALS. ALS represents and warrants to Biohaven, as of the date hereof and during the TERM, that: (a) ALS is a limited liability company duly formed, validly existing and in good. standing under the laws of the State of Delaware; (b) the Agreement and obligations expressed to be assumed by it under this Agreement are legal, valid, binding and enforceable obligations against ALS in Accordance with their respective terms; (c) the entry into and performance by ALS of this Agreement does not and will not conflict with any law or regulation applicable to it, or its constitutional documents; (d) other than Rutgers, ALS has not sold, assigned, licensed, endorsed, pledged, transferred, deposited under any agreement, or hypothecated the PATENT RIGHTS, or otherwise disposed of or created any encumbrance on the PATENT RIGHTS, and, other than Rutgers, no person, firm, corporation, agency or government. other than that ALS has or has asserted any right, title, claim or interest in the PATENT RIGHTS; (e) there is no action, suit or proceeding pending or currently threatened against ALS which questions the validity of this Agreement or the right of ALS to enter into this Agreement or transfer the PATENT RIGHTS, or to consummate the transactions contemplated hereby; and (f) to the best knowledge and belief of ALS, the PATENT RIGHTS do not infringe the intellectual property rights daily other person; (g) ALS, its affiliates and Allen Reitz do not have or intend to file any intellectual property rights related to riluzole, riluzole related compounds, analogs or prodrugs, riluzole combination compounds or chemical entities that are not included in the PATENT RIGHTS.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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13.4          Representations and Warranties of FCCDC. FCCDC represents and warrants to Biohaven, as of the date hereof and during the term of the Agreement, that: (a) FCCDC is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware; (b) the Agreement and obligations expressed to be assumed by it under this Agreement are legal, valid, binding and enforceable obligations against FCCDC in accordance with their respective terms; (c) the entry into and performance by FCCDC of this Agreement does not and will not conflict with any law or regulation applicable to it, or its constitutional documents; (d) other than Rutgers, FCCDC has not sold, assigned, licensed, endorsed, pledged; transferred, deposited under any agreement, or hypothecated the PATENT RIGHTS, or otherwise disposed of or created any encumbrance, on the PATENT RIGHTS, and, other than Rutgers, no person, firm, corporation, agency or government other than the FCCDC has or has asserted any right, title, claim or interest in the PATENT RIGHTS; (e) there is no action, suit or proceeding, pending or currently threatened against FCCDC which questions the. validity of this Agreement or the right of FCCDC to enter into this Agreement or transfer the PATENT RIGHTS, or to consummate the transactions contemplated hereby; and (f) to the best knowledge and belief of FCCDC, the PATENT RIGHTS do not infringe the intellectual property rights of any other person; (g) FCCDC, its affiliates and Allen Reitz do not. have or intend to file for any intellectual property rights related to riluzole, riluzole related compounds, analogs or prodrugs, riluzole combination compounds or chemical entities that are not included in the PATENT RIGHTS.

14.            NOTICES

14.1          Any monetary payment, notice or other communication required by this Agreement (a) shall be in writing, (b) may be delivered personally or sent by reputable overnight courier with written verification of receipt or by registered or certified first class United States Mail, postage prepaid, return receipt requested, (c) shall be sent to the following addresses or to such other address as such party shall designate by written notice to the other party, and (d) shall be effective upon receipt:

FOR ALS:	FOR Biohaven:
Allen B. Reitz, Ph.D. ALS Biopharma LLC 3805 Old Easton Road Doyletown, PA 18902 [* * *]	President Biohaven Pharmaceuticals 234 Church Street, Suite 301 New Haven, CT 06520
FOR FCCDC:	Locke Lord LLP 2800 Financial Plaza Providence, RI 02903 Attn.: Douglas G. Gray [* * *]
Allen B. Reitz, Ph.D. Fox Chase Center for Chemical Diversity Center, Inc. 3805 Old Easton Road Doyletown, PA 18902

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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15.    LAWS, FORUM AND REGULATIONS

15.1          Any matter arising out of or related to this Agreement shall be governed by and in accordance with the substantive laws of the State of Delaware, without regard to its conflicts of law principles, except where the federal laws of the United States are applicable and have precedence. Any dispute arising out of or related to this Agreement shall be brought exclusively in a court of competent jurisdiction in the State of Delaware, and the parties hereby irrevocably submit to the jurisdiction of such courts.

15.2          Biohaven shall comply, and shall cause its AFFILIATES and LICENSEES to comply, with all foreign and United States federal, state, and local laws, regulations, rules and orders applicable to the testing, production, transportation, packaging, labeling, export, practice, sale and use of the PATENT PRODUCTS. In particular, Biohaven shall be responsible for assuring compliance with all United States export laws and regulations applicable to this Agreement and Biohaven’s activities under this Agreement.

16.    MISCELLANEOUS

16.1          This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

16.2          This Agreement constitutes the entire agreement of the parties relating to the PATENT RIGHTS and PATENT PRODUCTS, and all prior representations, agreements and understandings, written or oral, are merged into it and are superseded by this Agreement.

16.3          The provisions of this Agreement shall be deemed separable. If any part of this Agreement is rendered void, invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Agreement unless the part or parts which are void, invalid or unenforceable shall substantially impair the value of the entire Agreement as to either party.

16.4          Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

16.5          No person not a party to this Agreement, including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners or joint venturers with each other or any third party; and neither party shall be deemed the agent of the other.

16.6          This Agreement may not be amended or modified except by written agreement executed by each of the parties.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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16.7          Biohaven, or any LICENSEE or assignee, will not create, assume or permit to exist any lien, pledge, security interest or other encumbrance on this Agreement.

16.8          The failure of any party hereto to enforce at any time, or for any period of time, any provision of this Agreement shall not be construed as a waiver of either such provision or of the right of such party thereafter to enforce each and every provision of this Agreement.

16.9          This Agreement may be executed in any number of counterparts and any party may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

16.10   Publicity. Neither Biohaven nor ALS will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other party’s express prior written consent, except as required under Laws or by any governmental agency or by the rules of any stock exchange on which the securities of the disclosing Party are listed, in which ease the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other Party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure. Notwithstanding the foregoing, ALS and Biohaven agree to issue a joint press release regarding the Agreement with wording to be mutually agreed upon.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS to their Agreement, the parties have caused this Agreement to be executed in duplicate originals by their duly authorized representatives.

ALS BIOPHARMA, LLC			BIOHAVEN PHARMACEUTICALS HOLDING COMPANY LTD

By:	/s/ Allen B. Reitz		By:	/s/ Declan Doogan
	Name:	Allen B. Reitz		Name:	Declan Doogan
	Title:	CEO		Title:	Chairman

FOX CHASE CHEMICAL CENTER FOR CHEMICAL DIVERSITY CENTER INC.			ALLEN REITZ, individually as to Sections 8.4 and 8.5

By:	/s/ Allen B. Reitz		By:	/s/ Allen B. Reitz
	Name:	Allen B. Reitz
	Title:	CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EXHIBIT A

Assignment of Patents and Patent Applications

KNOW ALL MEN BY THESE PRESENTS, that ALS Biopharma LLC (“ALS”), a Delaware corporation having a place of business at 3805 Old Easton Road, Doylestown, PA 18902 (the “Assignor”) and Biohaven Pharmaceutical Holding Company Ltd., a company organized and existing under the laws of the Territory of the British Virgin Islands and having a place of business at 234 Church Street, Suite 301, New Haven, Connecticut 06520 (the “Assignee”) have entered into an agreement with ALS Biopharma, LLC, dated as of August   , 2015 (the “Agreement”), pursuant to which the Assignor agreed to sell and Assignee agreed to buy patent and patent application rights listed on Exhibit A hereto. Except as otherwise stated herein, all terms used herein shall have the same meaning as set forth in the. Agreement.

W I T N E S S E T H:

WHEREAS, Assignor will receive substantial benefit from the consummation of the transaction contemplated by the Agreement; and

WHEREAS, Assignor is the owner of the patents which are pending and registered as listed on the schedule annexed hereto and made a part hereof as Appendix A; and

WHEREAS, Assignor is the owner of certain patent rights which are pending and registered as listed on the schedule annexed hereto and made a part hereof as Appendix B; and

WHEREAS, Assignee is desirous of acquiring the entire right, title and interest in said pending and registered patents and the issued letter patent thereof; and

WHEREAS, Assignee would not have entered into the Agreement nor consummated the transaction contemplated thereby unless it received all right, title and interests in and to the patents and patent applications listed on Exhibit Appendix A and Appendix B; and

NOW, THEREFORE, for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell assign, transfer and set over unto Assignee all of its right, title and interest in and to the patents and patent applications listed in Appendix A and Appendix B, including, without limiting the generality of the foregoing, the right of priority to file corresponding applications in any and all countries; the patents to be held by Assignee for its own use and enjoyment and for the use and enjoyment of its successors and assigns as fully and entirely as they would have been held and enjoyed by Assignor had such assignment not been made.

Assignor hereby authorizes and requests the duly authorized officials of any jurisdiction to take such action as may be required to give effect to the sale, assignment and transfer made herein, including the issuance of any patents and patent applications on Appendix A and Appendix B to Assignee, its successors and assigns; and Assignor further agrees, at no additional cost or expense

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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to Assignor, to do all things as Assignee may reasonably request to effectuate such sale, assignment and transfer in respect to each such patent and patent applications.

If Assignor owns or has rights to any patents or patent applications relating to prodrugs of riluzole that are not listed on Appendix A and Appendix B, Assignor agrees to assign such patents and patent applications to Assignee, and Assignor further agrees, at no additional cost or expense to Assignor, to do all things as Assignee may reasonably request to effectuate such sale, assignment and transfer in respect to each such patent and patent applications.

IN WITNESS WHEREOF, Assignor, expressly intending to be legally bound hereby, has caused this assignment to be executed as of the     day of July, 2015.

ALS BIOPHARMA LLC

By:
Name: Allen B. Reitz, Ph.D.
Title: President

ACKNOWLEDGMENT

STATE OF

COUNTY OF

On this      day of August, 2015, Allen B. Reitz; Ph.D. personally appeared before me, and to me personally known, stating that the foregoing instrument was signed on behalf of him, and acknowledged the execution of the instrument as his free act and deed.

Notary Public
[SEAL]	My Commission Expires:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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APPENDIX A

ORIGINAL PATENT RIGHTS

[* * *]

APPENDIX B

SECONDARY PATENT RIGHTS

[* * *]

[* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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APPENDIX C

RESEARCH PLAN

[* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EXHIBIT B

FORM OF WARRANT

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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WARRANT No. 1

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 6, 2014, BY AND AMONG BIOHAVEN PHARMACEUTICAL HOLDING COMPANY, LTD. (THE “COMPANY”), CERTAIN STOCKHOLDERS OF THE COMPANY, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. A COPY OF THE STOCKHOLDERS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.

Warrant Certificate No.: 1

Original Issue Date: August 15, 2015

FOR VALUE RECEIVED, BIOHAVEN PHARMACEUTICAL HOLDING COMPANY, LTD., a British Virgin Island company (the “Company”), hereby certifies that ALS BIOPHARMA, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”) is entitled to purchase from the Company Five Hundred Fifty (550) duly authorized, validly issued, fully paid and nonassessable Common Shares at a purchase price per share of U.S.$2,800.00 (subject to adjustment as provided herein, the “Exercise Price”), all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.

This Warrant has been issued pursuant to the terms of the ALS Biopharma Agreement, dated as of August 10, 2015 (the “ALS Agreement”), among the Company, Fox Chase Chemical Diversity Center Inc., a Delaware corporation, and the Holder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.             Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the prod net of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.

“ALS Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in the British Virgin Islands are authorized or obligated by law or executive order to close.

“Common Shares” means the common shares, no par value, of the Company, and any capital stock into which such Common Shares shall have been converted, exchanged. or reclassified following the date hereof

“Company” has the meaning set forth in the preamble.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., New York time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Notice, the Warrant and the Aggregate Exercise Price.

“Exercise Notice” has the meaning set forth in Section 3(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Shares for such day on all United States securities exchanges on which the Common Shares may at the time be listed; (b) if there have been no sales of the Common Shares on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Shares on all such exchanges at the end of such day; (c) if on any such day the Common Shares are not listed on a United States securities exchange, the closing sales price of the Common Shares on the principal stock exchange on which the Common Shares may at the time be listed; (d) if on any such day the Common Shares are not listed on a United States securities exchange and there is no other principal stock exchange on which the Common Shares are listed, the closing sales price of the Common Shares as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Shares on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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the average of the highest bid and lowest asked prices for the Common Shares quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Shares are listed on any securities exchange under clause (a), (b) or (c) above; the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Shares are not listed on any United States securities exchange or any other principal stock exchange and are not quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Shares shall be the fair market value per share as determined jointly by the Board and the Holder; provided, that if the Board and the Holder are unable to agree on the fair market value per share of the Common Shares within a reasonable period of time (not to exceed ten (10) Business Days) from the Company’s receipt of the Exercise Notice), such fair market value shall be determined by a nationally recognized investment banking, accounting or valuation firm jointly selected by the Board and the Holder. The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne equally by the Company and the Holder.

“Holder” has the meaning set forth in the preamble.

“Original Issue Date” means August 15, 2015.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Stockholders Agreement” has the meaning set forth in the legend endorsed hereon.

“Warrant” means this Warrant No. 1 and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the Common Shares or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2.                                      Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., New York time, on the tenth (10th) anniversary of the date hereof or, if such day is not a Business Day, on the closest preceding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.                                      Exercise of Warrant.

(a)                                 Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i)                                     surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Notice in the form attached hereto as Exhibit A (each, an “Exercise Notice”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

(ii)                                  payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

(b)                                 Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Notice, by the following methods:

(i)                                     by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price; or

(ii)                                  by instructing the Company to issue Warrant Shares then issuable upon all or any part of this Warrant on a net basis such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender this Warrant in exchange for the number of Warrant Shares as is computed using the following formula:

X = Y(A-B) ÷ A

where:

X = the number of Warrant Shares to be issued to the Holder;

Y = the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 3(a);

A = the Fair Market Value of one Warrant Share as of the applicable Exercise Date; and

B = the Exercise Price in effect under this Warrant as of the applicable Exercise Date.

In the event of any withholding of Warrant Shares to effect a net settlement pursuant to clause (ii) above where the number of shares issuable thereunder is not a whole number, the number of shares issued by the Company on a net basis under clause (ii) shall be rounded down to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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incremental fraction of a share being so withheld by the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld multiplied by (y) the Fair Market Value per Warrant Share as of the Exercise Date.

(c)                                  Delivery of Stock Certificates. Upon receipt by the Company of the Exercise Notice, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, with any appropriate transfer restrictions thereon, together with cash in lieu of any fraction of a share, as provided in Section 3(d) hereof. The stock Certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to compliance with Section 6 below, such other Person’s name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(d)                                 Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

(e)                                  Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 3(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(f)                                   Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this warrant, the Company hereby represents, covenants and agrees:

(i)                                     This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii)                                  All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of all taxes, liens and charges.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(iii)                               The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any primary securities exchange upon which Common Shares or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv)                              The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any primary securities exchange upon which Common Shares or other securities constituting Warrant Shares are listed at the time of such exercise.

(v)                                 The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(g)                                  Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to he made in connection with a sale of the Company (pursuant to a merger, safe of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(h)                                 Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Shares or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant.

4.                                      Adjustment to Exercise Price and Number of Warrant Shares. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 4 (in each case, after taking into consideration any prior adjustments pursuant to this Section 4).

(a)                                 Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Shares. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Shares or any other capital stock of the Company that is payable in Common Shares, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding Common Shares into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

(b)                                 Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Shares to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Shares, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing Person is other than the Company, an immediate adjustment in the Exercise Price to the value per share for the Common Shares reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Warrant Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions, The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4(b), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 4(b) with respect to this Warrant.

(c)                                  Certificate as to Adjustment.

(i)                                     As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii)                                  As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

(d)                                 Notices. In the event:

(i)                                     that the Company shall take a record of the holders of its Common Shares (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii)                                  of any capital reorganization of the Company, any reclassification of the Common Shares of the Company, any consolidation or Merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or

(iii)                               of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least five (5) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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which the holders of record of Common Shares (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their Common Shares (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.

5.                                      Stockholders Agreement. All Warrant shares issuable upon exercise of this Warrant are and shall become subject to, and have the benefit of, the Stockholders Agreement, and the Holder shall be required, for so long as the Holder holds any Warrant Shares, to become and remain a party to the Stockholders Agreement.

6.                                      Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(f)(v) in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the, assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

7.                                      Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein and far common shares held directly by Holder not subject to this Warrant, prior to the issuance to the Holder of the Warrant Shares which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

8.                                      Replacement on Loss; Division and Combination.

(a)                                 Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(b)                                 Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant and the Stockholders Agreement as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with .a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant and the Stockholders Agreement as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

9.                                      No Impairment. The Company shall not, by amendment of its Articles of Association or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any ether voluntary action, avoid. or seek to avoid the observance or performance of any of the terms to he observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

10.                               Compliance with the Securities Act.

(a)                                 Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 10 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

(b)                                 Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(i)                                     The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii)                                  The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii)                               The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

11.                               Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

12.                               Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12).

If to the Company:	Biohaven Pharmaceutical Holding Company Ltd.
234 Church Street, Suite 301
New Haven, CT 06520
E-mail: [***]
	Attention:	Vice President

If to the Holder:	ALS Biopharma LLC
3805 Old Easton Road
Doyletown, PA 18902
E-mail: [***]
	Attention:	Allen B. Reitz, Ph.D.

13.                               Cumulative Remedies. Except to the extent expressly provided in Section 7 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

14.                               Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

15.                               Entire Agreement. This Warrant, together with the Stockholders Agreement and the ALS Agreement, constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant, the Stockholders Agreement and the ALS Agreement, the statements in the body of this Warrant shall control.

16.                               Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

17.                               No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

18.                               Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

19.                               Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as at waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

20.                               Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

21.                               Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the Territory of the British Virgin Islands without giving effect to any choice or conflict of law provision or rule (whether of the Territory of the British Virgin Islands or any other jurisdiction) that would cause the application of the domestic substantive laws of any other jurisdiction.

22.                               Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the courts located in Road Town, Tortola, British Virgin Islands, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

23.                               Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

24.                               Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

25.                               No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

BIOHAVEN PHARMACEUTICAL
HOLDING COMPANY LTD.

By:	/s/ Vlad Coric
Name: Vlad Coric MD
Title: CEO

Accepted and agreed,

ALS Biopharma LLC

By:	/s/ Allen B. Reitz
Name: Allen B. Reitz
Title: CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

EXHIBIT A

Form of Exercise Notice

(To be executed by the Holder to purchase Common Shares

under the foregoing Warrant)

Ladies and Gentlemen:

(1)                                 The undersigned is the Holder of Warrant No. 1 (the “Warrant”) issued by Biohaven Pharmaceutical Holding Company Ltd., a British Virgin Islands corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)                                 The undersigned hereby exercises its right to purchase           Warrant Shares pursuant to the Warrant.

(3)                                 The Holder intends that payment of the Exercise Price shall be made as (check one):

☐                                    Cash Exercise

☐                                    “Cashless Exercise” under Section 10

(4)                                 If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $               in immediately available funds to the Company in accordance with the terms of the Warrant.

(5)                                 Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

Dated:                                                                                                                                                                 , 20

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

Exhibit B

Biohaven Pharmaceutical Holding Company Ltd.

FORM OF ASSIGNMENT

(To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                               (the “Transferee”) the right represented by the within Warrant to purchase            shares of Common Stock of Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) to which the within Warrant relates and appoints                            attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:                                                           , 20

(Signature must conform in all respects to
name of holder as specified on the face of the
Warrant)

Address of Transferee

In the presence of:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

AMENDMENT NO. 1 TO

ALS BIOPHARMA AGREEMENT

This Amendment No. 1 to ALS Biopharma Agreement (this “Amendment”), by and among ALS Biopharma, LLC, a Delaware limited liability company having a place of business at 3805 Old Easton Road, Doylestown, PA 18902 (“ALS”), Fox Chase Chemical Diversity Center Inc., a Delaware corporation having a place of business at 3805 Old Easton Road, Doylestown, PA 18902 (“FCCDC”) and Biohaven Pharmaceutical Holding Company, Ltd., a British Virgin Island company with a business office located at 234 Church Street, Suite 301, New Haven, Connecticut 06520 (“Biohaven”) is effective as of February     , 2017 (the “Effective Date”).

WHEREAS, Biohaven, ALS and FCCDC entered into the ALS Biopharma Agreement (the “Original Agreement”) on August 10, 2015; and

WHEREAS, the parties desire to amend the Original Agreement to remove ALS’s Observer Rights (as defined in the Original Agreement) upon the effectiveness of the registration statement for the initial public offering of the Company’s common shares.

NOW, THEREFORE, the parties agree to amend the Original Agreement as follows, with such changes being effective upon the effectiveness of the registration statement for the initial public offering of the Company’s common shares:

1.                                      Section 2.18 of the Original Agreement is deleted in its entirety and replaced by the words “Intentionally omitted.”

2.                                      The second sentence of Section 5.2(d) (“ALS will receive OBSERVER RIGHTS upon the filing of the first IND for a PATENT PRODUCT.”) is deleted in its entirety.

3.                                      The remaining terms and conditions of the Original Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

ALS BIOPHARMA, LLC			BIOHAVEN PHARMACEUTICAL
HOLDING COMPANY LTD

By:	/s/ Allen B. Reitz		By:	/s/ Vlad Coric MD
	Name:	Allen B. Reitz		Name:	Vlad Coric MD
	Title:	CEO		Title:	CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 230.406

FOX CHASE CHEMICAL CENTER			ALLEN REITZ, individually as to
FOR CHEMICAL DIVERSITY			Sections 8.4 and 8.5
CENTER INC.

By:	/s/ Allen B. Reitz		/s/ Allen B. Reitz
	Name:	Allen B. Reitz
	Title:	CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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